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                                                                    Exhibit 10.7

                                                                   JULY 15, 2002

                          AMENDED AND RESTATED VERSION
                        EFFECTIVE AS OF SEPTEMBER 1, 2002

                                    BCE INC.

                         EMPLOYEES' SAVINGS PLAN (1970)

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1  -  PURPOSE ...................................................     1
SECTION 2  -  DEFINITIONS ...............................................     1
SECTION 3  -  ELIGIBILITY ...............................................     2
SECTION 4  -  DESCRIPTION OF SECURITIES OFFERED .........................     3
SECTION 5  -  ENROLLMENT ................................................     3
SECTION 6  -  EFFECTIVE DATE OF THE SUBSCRIPTION AGREEMENT ..............     4
SECTION 7  -  EMPLOYEE SUBSCRIPTION LIMITS ..............................     4
SECTION 8  -  CONTRIBUTIONS OF THE PARTICIPATING COMPANY ................     4
SECTION 9  -  SUBSCRIPTION PERIOD .......................................     4
SECTION 10 -  REVISIONS TO THE SUBSCRIPTION AGREEMENT ...................     4
SECTION 11 -  PURCHASE AND ALLOCATION OF SHARES TO PARTICIPANTS'
              ACCOUNTS ..................................................     5
SECTION 12 -  DIVIDENDS AND RIGHTS ......................................     6
SECTION 13 -  CANCELLATION ..............................................     6
SECTION 14 -  WITHDRAWALS OF SHARES .....................................     7
SECTION 15 -  TRANSFERS .................................................     7
SECTION 16 -  LEAVE OF ABSENCE AND LONG-TERM DISABILITY .................     7
SECTION 17 -  RETIREMENT - LAY-OFF - DEATH ..............................     8
SECTION 18 -  TERMINATION OF SERVICE FOR OTHER REASONS ..................     8
SECTION 19 -  APPLICATION OF FORFEITED SHARES PURCHASED BY CONTRIBUTIONS
              OF THE PARTICIPATING COMPANY ..............................     8
SECTION 20 -  TRUSTEE ...................................................     9
SECTION 21 -  RIGHTS NOT TRANSFERABLE ...................................     9
SECTION 22 -  MODIFICATION OF THE PLAN ..................................    10
SECTION 23 -  TERMINATION OF SUBSCRIPTION UNDER THE PLAN - LIQUIDATION OF
              THE PLAN - WITHDRAWALS ....................................    10
SECTION 24 -  COMMUNICATIONS WITH PARTICIPANTS ..........................    11
SECTION 25 -  ADMINISTRATION AND INTERPRETATION OF THE PLAN .............    11
SCHEDULE A ..............................................................    12


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                              AMENDED AND RESTATED
                         EMPLOYEES' SAVINGS PLAN (1970)

SECTION 1 - PURPOSE

The purpose of the Plan is to assist and encourage employees of Participating Companies to save systematically.

Participation in the Plan is entirely voluntary. No employee is obliged, as a term or condition of employment or otherwise, to subscribe for Shares under the Plan, and failure to participate shall not in any way affect employment.

SECTION 2 - DEFINITIONS

For the purposes of the Plan, unless the context requires a different meaning:

2.1 "Administrator"             shall mean BCE or such other person designated
                                from time to time by the Directors to provide
                                the administrative services required to carry
                                out the intent and purpose of the Plan;

2.2 "Committee"                 shall mean the Employee's Salary and Benefit
                                Committee of BCE;

2.3 "Corporation" or "BCE"      shall mean BCE Inc. and/or its successors;

2.4 "Directors"                 shall mean the Board of Directors of BCE;

2.5 "Earnings"                  shall mean an employee's pay as defined by the
                                relevant Participating Company, which shall be
                                expressed in lawful money of Canada.

2.6 "Leave of Absence"          shall mean an unpaid period of absence granted
                                in conformity with the rules of the relevant
                                Participating Company;

2.7 "Long-Term Disability       Shall mean a period of absence where a
                                Participant's Earningsare granted pursuant to a
                                long-term disability program in conformity with
                                the rules of the relevant Participating Company;

2.8 "Participant"               shall mean an eligible employee, as described in
                                Section 3, of a Participating Company who has
                                and who is still enrolled in the Plan, pursuant
                                to Section 5;

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
2.9 "Participating Company"     shall mean each of BCE and its subsidiaries
                                listed in Schedule A hereto or designated from
                                time to time by the Committee for this purpose ;

2.10 "Payroll Office"           shall mean the relevant Participating Company's
                                payroll office;

2.11 "Plan"                     shall mean this amended and restated Employees'
                                Savings Plan (1970) as it may be amended by the
                                Directors from time to time, which shall be
                                effective as of September 1, 2002;

2.12 "Plan Year"                shall mean each calendar year;

2.13 "Shares"                   shall have the meaning given to that term in
                                Section 4 of the Plan;

2.14 "Subscription"             shall mean the contribution of a Participant as
                                provided in Section 7;

2.15 "Subscription Agreement"   shall mean a contract of participation signed by
                                an eligible employee of a Participating Company
                                under the Plan;

2.16 "Trustee"                  shall mean the trustee or trustees under the
                                Trust Agreement(s) and/or the custodian or
                                custodians under the Custodial Services
                                Agreement(s), as the case may be, entered into
                                pursuant to Section 20;

2.17 "Trust Fund"               shall mean the fund established under the Trust
                                Agreement pursuant to Section 20;

As used in the Plan, words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

SECTION 3 - ELIGIBILITY

A regular employee (a) who has completed at least six months of net credited service with a Participating Company or who otherwise meets the conditions described in the relevant schedule of the Plan applicable to such Participating Company, as the case may be; (b) whose principal employment is not in the United States of America; and (c) who does not control directly or indirectly 5% or more of the outstanding common shares of BCE shall be eligible to participate in the Plan provided that an application is made by such employee as provided for in Section 5. Notwithstanding the foregoing, if the participation in the Plan by any employee of a Participating

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Company would likely result, in the opinion of BCE (whether due to compliance with legal or tax requirements or for any other reasons) in adverse consequences for BCE, a Participating Company or such employee, BCE or the relevant Participating Company shall be authorized to exclude such employee from participating in the Plan.

SECTION 4 - DESCRIPTION OF SECURITIES OFFERED

The Shares offered under the Plan are common shares of BCE (the "Shares"). The Shares may be purchased either from BCE, on the open market or by private purchase as more fully described in Section 11. BCE shall reserve for issuance from time to time such number of Shares as it deems necessary in order to permit purchases to be made from BCE under the Plan.

The maximum number of Shares issuable pursuant to the Plan on or after September 1, 2002 is 30 million Shares.

The number of Shares which may be issued under the Plan within any one-year period, combined with the number of Shares issued within the same one-year period under any other previously established or proposed stock option or purchase plan of Participating Companies, shall not exceed 10% of all outstanding Shares at any time.

The number of Shares which may be issued under the Plan to any one insider of a Participating Company, and to such insider's associates, within any one-year period, combined with the number of Shares issued to such insider and to his or her associates within the same one-year period under any other previously established or proposed stock option or purchase plan of Participating Companies, shall not exceed 5% of all outstanding Shares at any time. The terms "insider" and "associate" shall, for purposes of this paragraph, have the meaning assigned thereto under applicable stock exchange rules.

For the purposes of the two preceding paragraphs, the term "outstanding" shall mean the number of Shares, calculated on a non-diluted basis, that are issued and outstanding immediately prior to the relevant share issuance, excluding, for purposes of computing the aggregate number of Shares that are issued and outstanding, Shares issued pursuant to the Plan and any other stock option or purchase plan of Participating Companies within the same one-year period.

SECTION 5 - ENROLLMENT

An eligible employee who wishes to apply for participation in the Plan shall do so by signing a Subscription Agreement or by following any other prescribed procedure in the form and within the time period specified by his/her Participating Company (such form, procedure and time period being subject to prior approval by BCE).

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SECTION 6 - EFFECTIVE DATE OF THE SUBSCRIPTION AGREEMENT

A Subscription Agreement or procedure filed or followed by an employee under the conditions described in Section 5 shall become effective no later than the first day of the next complete payroll period following the payroll period in which the Subscription Agreement or procedure is filed with the applicable Payroll Office or followed by such employee.

SECTION 7 - EMPLOYEE SUBSCRIPTION LIMITS

Subscriptions under the Plan shall be effected by payroll deductions from Earnings in accordance with the limits described in the relevant Participating Companies' schedule of the Plan. In no case shall Subscriptions of an employee under the Plan exceed 12% of the employee's Earnings.

SECTION 8 - CONTRIBUTIONS OF THE PARTICIPATING COMPANY

A Participating Company shall contribute on behalf of each of its employees participating in the Plan an amount calculated in accordance with the relevant schedule of the Plan. In no case shall the amount contributed by such Participating Company exceed 50% of the Subscription of each Participant provided for in Section 7 of the Plan. In the event that an employee stops contributing pursuant to Section 13 hereof, then the Shares acquired using the current Plan Year contributions of the relevant Participating Company attributable to such employee shall become forfeited, unless otherwise provided in the Plan or the relevant schedule of the Plan.

SECTION 9 - SUBSCRIPTION PERIOD

Payroll deductions shall be made from Earnings of an employee while such employee participates in the Plan for all payroll periods of his/her respective Participating Company ending in the Plan Year.

Subject to other provisions of the Plan, a Subscription Agreement shall be continuous from one Plan Year to the next without the necessity of renewing such Subscription Agreements.

When an employee's participation in the Plan terminates prior to the end of a Plan Year, the last deduction from his/her Earnings shall be made for the last payroll period in which the employee's participation terminates.

SECTION 10 - REVISIONS TO THE SUBSCRIPTION AGREEMENT

Within the Subscription limits provided for in Section 7, a Participant may increase or decrease at any time the percentages authorized by him by filing a revised Subscription Agreement or by following any other prescribed procedure in the form specified (subject to Section 5 hereof) by the relevant Participating Company. The revision shall become effective no later than the next complete payroll period following the filing of the revised Subscription Agreement with the Payroll Office or following such procedure been completed.

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SECTION 11 - PURCHASE AND ALLOCATION OF SHARES TO PARTICIPANTS' ACCOUNTS

All Subscriptions and all contributions of the Participating Companies shall be remitted to the Trustee and the applicable payroll file shall be remitted to the Administrator on each pay date. The total amount of cash received from time to time from all such Subscriptions and contributions, and from dividend income and proceeds from the sale of rights applicable to Shares held in the Trust Fund, and available for investment from time to time, shall be used by the Trustee to purchase Shares from BCE, on the open market or by private purchase for the account of Participants. The proportion of such aggregate funds available for investment from time to time under the Plan to be respectively allocated to purchases of Shares from BCE and to purchases of Shares on the open market and by private purchase under the Plan shall be as determined from time to time by BCE upon giving a notice in writing of at least two weeks to the Trustee, provided that BCE may not vary such proportion more frequently than once every three months. BCE shall promptly provide each Participating Company with a copy of such notice to the Trustee. The Trustee will be instructed to allocate (a) all employer contributions to the purchase of Shares on the open market under the Plan and (b) the remaining aggregate funds available for investment to the purchase of Shares from BCE or on the open market or by private purchase under the Plan in order that the proportions of Share purchases from BCE and of Share purchases on the open market and by private purchase (including those using employer contributions) will respectively represent those proportions of the aggregate funds available for investment under the Plan which may be determined by BCE from time to time. Purchases of Shares from BCE shall generally be made in each week of the Plan Year on such day or days as may be agreed upon between BCE and the Trustee from time to time, purchases of Shares on the open market shall generally be made in each week of the Plan Year in accordance with instructions given by the Administrator and purchases of Shares by private purchase shall be made at such time in accordance with instructions given by the Administrator

The price of Shares purchased by the Trustee on the open market or by private purchase for the account of Participants shall be equal to the value of the consideration to be paid by the Trustee for such Shares; provided, however, that no private purchase may be made at any price greater than the most recent sale price or highest current independent bid price, whichever is higher, for the Shares on The Toronto Stock Exchange. The price of the Shares purchased from BCE under the Plan shall be equal to the weighted average price of the Shares purchased by the Trustee on the open market and by private purchase in the week immediately preceding the week in which the purchase is made from BCE. However, in the event that BCE instructs the Trustee to allocate less than 100% of all Participating Companies' contributions comprised in the aggregate funds available from time to time, to the purchase of Shares on the open market under the Plan pursuant to the first paragraph of this Section 11, then the price provided for in the preceding sentence shall not apply, but instead the price of Shares purchased from BCE shall be equal to the average of the high and low trading prices for a board lot sale of the Shares on The Toronto Stock Exchange on each of the trading days on which at least a board lot of Shares was traded, in the week immediately preceding the week in which the purchase is made from BCE.

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The Administrator shall determine the average cost of all Shares purchased during each payroll period by dividing the total number of Shares purchased during such payroll period by the total cost of such Shares.

Each Participant's account shall then be increased by the number of Shares purchased using:

(a)  the Participant's Subscription;

(b) the contribution of the relevant Participating Company made on the Participant's behalf; and

(c) subject to Section 12, dividend income and proceeds from the sale of rights applicable to Shares held in the Trust Fund for such Participant, if any.

SECTION 12 - DIVIDENDS AND RIGHTS

Dividend income and proceeds from the sale of rights applicable to Shares held in the Trust Fund shall be allocated to the Participants according to the number of Shares held in each Participant's account as of the end of the month preceding the month in which the date of record occurs. Shares purchased using such dividend income and proceeds from the sale of rights pursuant to Section 11 shall be allocated to each Participant's account in the month in which the payment occurs. In order to benefit from rights attributable to Shares held in the Trust Fund, an employee must be a Participant in the Plan on the first day of the month in which the date of record occurs.

SECTION 13 - CANCELLATION

A Participant may cancel the Subscription Agreement and/or its participation in the Plan at any time by filing a written request with the appropriate Payroll Office or by following any other prescribed procedure. The cancellation shall become effective at the end of the payroll period in which such request or procedure is filed.

The Participant shall then be entitled to receive all or a portion of the whole Shares (either by an evidence of ownership such as the issuance of a share certificate registered in the name of the Participant, or by the transfer in kind to a registered broker designated by the Participant) or the value of such whole Shares held in the Participant's account as of the effective date of the request made by the Participant to that effect; provided, however, that the Participant shall not be entitled to receive Shares purchased by the contributions made by a Participating Company during the Plan Year of the cancellation which shall be forfeited, unless otherwise provided in the Plan or in the relevant schedule of the Plan. Payment shall be made for any fraction of a Share to which the Participant is then entitled.

The delivery of the Shares and/or payment for the value of the Shares or a fraction of a Share shall be made upon written request and in accordance with instructions filed by a Participant with the Administrator.

SECTION 14 - WITHDRAWALS OF SHARES

During a Plan Year, each Participant shall be entitled to withdraw all or a portion of the whole Shares purchased for the Participant's account during the previous Plan Years and credited to such Participant's account on the relevant withdrawal date; provided, however, that Shares purchased within a current Plan Year using dividends and proceeds from the sale of rights applicable to Shares allocated during the previous Plan Year pursuant to Section 12, shall be available for withdrawal.

The determination of the number of Shares in each account eligible to a withdrawal during the next Plan Year shall be made as of December 31st (11:59 p.m. eastern time) of each Plan Year.

The Participant who wishes to withdraw Shares may do so by sending a written notice to that effect to the Administrator or by following any other prescribed procedure. In such notice or procedure, the Participant shall specify the number of Shares to be withdrawn and may elect to receive either the whole Shares (either by an evidence of ownership such as the issuance of a share certificate registered in the name of the Participant, or by the transfer in kind to a registered broker designated by the Participant) or the value of such whole Shares. The delivery of the Shares or of their value shall be made as soon as practicable after receipt of such notice or procedure. Such delivery shall be evidenced by the delivery of an evidence of ownership such as a share certificate, the transfer to a registered broker designated by the Participant or by a payment (by cheque, payroll account or electronic means) representing the value received for the Shares less applicable brokerage and other fees, as the case may be.

The Participant eligible to withdraw Shares may do so once in a Plan Year at BCE's cost; provided, however, that the Participant elects to receive the whole Shares. All withdrawals where a Participant has elected to receive the value of the whole Shares or all subsequent withdrawals in a Plan Year (except in case of retirement, lay-off or death) may be made at the cost of the Participant or his/her estate, as the case may be.

SECTION 15 - TRANSFERS

The Subscription Agreement and/or the account of an employee who is transferred from a Participating Company to another Participating Company and whose transfer is employer supported, shall remain in force under the conditions determined in the relevant schedule of the Plan of the receiving Participating Company.

SECTION 16 - LEAVE OF ABSENCE AND LONG-TERM DISABILITY

While a Participant is on Leave of Absence or Long-Term Disability, the Participant's Subscription Agreement and/or participation in the Plan shall be suspended until the Participant's return. However, the Participant shall remain eligible to withdraw the whole Shares in the Participant's account when entitled as if there was no Leave of Absence or Long-Term Disability, following the terms and conditions provided for under Section 14; provided, however, that in the event a Participant is still on Long-Term Disability at the end of the calendar year following the Plan Year during which such Participant started being on Long-Term Disability, he/she is deemed to have cancelled the Subscription Agreement and/or participation in the Plan and shall receive all the whole Shares or the value of such whole Shares, as well as a payment for the value of any fraction of a Share to the Participant's credit.

A Participant on Leave of Absence shall not be permitted to remit payments for the purchase of Shares under the Plan unless so authorized by the Participating Company and the contribution of the Participating Company shall then stop until the end of the Leave of Absence, unless so authorized by the Participating Company.

SECTION 17 - RETIREMENT - LAY-OFF - DEATH

When a Participant   (a)  retires as defined by the relevant Participating
                          Company, or

                     (b)  is laid off, or

                     (c)  dies,

the Participant is deemed to have cancelled the Subscription Agreement and/or participation in the Plan and the Participant or, in the case of death, the Participant's estate, shall receive all the whole Shares or the value of such whole Shares held in the Participant's account, including those purchased by contributions of the Participating Company during the current Plan Year, as well as a payment for the value of any fraction of a Share to the Participant's credit. The determination of the number of Shares for the purpose of distribution shall be made as of the date of retirement, lay-off or death, as the case may be.

SECTION 18 - TERMINATION OF SERVICE FOR OTHER REASONS

When a Participant's service is terminated for any reason other that those stated in Section 17, the Participant shall be deemed to have cancelled the Subscription Agreement and/or its participation in the Plan and the Participant shall receive all the whole Shares or the value of such whole Shares held in the Participant's account, excluding those purchased by contributions made by the Participating Company during the Plan Year of the termination, as well as a payment for the value of any fraction of a Share to the Participant's credit, unless the Participating Company authorizes the entitlement described in Section
17. The determination of the number of Shares for the purpose of distribution shall be made as of the last payroll period in which service terminated.

SECTION 19 - APPLICATION OF FORFEITED SHARES PURCHASED BY CONTRIBUTIONS OF THE PARTICIPATING COMPANY

The Shares forfeited under the Plan by the Participants shall be sold on the last day of each payroll period or as soon as possible thereafter and the proceeds thereof shall be returned to the relevant Participating Companies as refund of the contributions made by the relevant Participating Companies.

SECTION 20 - TRUSTEE/CUSTODIAN

20.1 Trust and/or Custodial Services Agreements - BCE shall enter into a Trust Agreement and/or a Custodial Services Agreement with such person as may be designated from time to time by BCE to act as Trustee for the Plan. Such Agreement shall provide, among other things, that all funds received by the Trustee thereunder will be held, administered, invested and distributed by the Trustee and no part of the corpus of the Trust Fund held by the Trustee shall be used for or diverted to purposes other than for the exclusive benefit of all Participants, subject however to:

     (i) a charge in favour of the Trustee, upon the net interest income, if any, of the Trust Fund (in respect of compensation payable to the Trustee for administration of the Trust Fund);

     (ii) a charge in favour of the Trustee, upon the corpus of the Trust Fund (for brokerage fees and other expenses, if any, incident to the purchase of Shares on the open market by the Trustee; and for fees and expenses of the Trustee in the event of removal or resignation of the Trustee); and

     (iii) the forfeiture provisions of Section 19.

     BCE shall have authority to direct that there shall be more than one Trustee and to designate the additional Trustee or Trustees. BCE shall have authority to remove the Trustee or any successor Trustee, and any Trustee may resign.

20.2 Purchase of Shares - The Trustee shall purchase Shares in accordance with
     Section 11. The Trustee may temporarily hold in cash or invest Trust Fund monies in short-term government obligations or commercial paper pending investment of such funds in Shares.

20.3 Voting of Shares - The Trustee shall have authority to vote the Shares registered in its name.

20.4 Audit - BCE may select a firm of chartered accountants to examine the financial position and operations of the trust created under the Plan, and to report at intervals determined by the Committee.

In the event that there is any discrepancy between the provisions of this
Section 20 and those of the Trust Agreement and/or the Custodial Services Agreement, as the case may be, the provisions of the Trust Agreement and/or the Custodial Services Agreement shall prevail.

SECTION 21 - RIGHTS NOT TRANSFERABLE

Except insofar as applicable law may otherwise require, no right or interest of any Participant under the Plan shall be assignable or transferable as whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, but excluding devolution by reason of death. Except insofar applicable law may otherwise require, no right or interest of any Participant under the Plan shall be liable for or subject to any obligation or liability of such Participant.

SECTION 22 - MODIFICATION OF THE PLAN

BCE may modify the plan, except for the terms of the relevant schedules of the Plan in respect of Participating Companies other than BCE, provided that, subject to the provisions of the Plan, no part of the corpus attributable to any funds received by the Trustee from Participants for the purposes of the Plan shall be used for or diverted to purposes other than for the exclusive benefit of Participants.

Any such modification shall be effective at such date as BCE may determine, except that no such modification, other than one of the minor nature, may apply to any period prior to the announcement of the modification unless, in the opinion of BCE, such modification is necessary or advisable in order to comply with the provisions of applicable legislation (including any regulations or rulings thereunder) or would not adversely affect the rights of Participants in respect of the Plan. Notice of any modification of the Plan shall subsequently be given promptly to the Trustee, to the Administrator and to Participating Companies and, except for changes of a minor nature which do not adversely affect their interests, shall also be given to all Participants.

A Participating Company may [REQUEST BCE TO] modify its respective schedule upon giving ninety days' notice in writing to BCE, provided that no such modification shall, in the opinion of BCE, be inconsistent with the terms of the Plan (excluding any relevant schedules thereof).

SECTION 23 - TERMINATION OF SUBSCRIPTION UNDER THE PLAN - LIQUIDATION OF THE PLAN - WITHDRAWALS

BCE may at any time terminate the operation of the Plan. Prior to any such termination, each Participant and each Participating Company shall be given at least thirty days' notice in writing.

BCE may, at any time, exclude a Participating Company from the application of the Plan. Prior to any such exclusion, the relevant Participating Company shall be given at least thirty days notice in writing.

Forfeitures shall be credited to the accounts of the Participating Companies' Participants in proportion to the Shares in their respective accounts.

Each Participating Company may withdraw from the Plan at any time upon giving ninety days' notice in writing to BCE, provided that such notice period shall be reduced to two weeks in the event that the instructions given by BCE to the Trustee in respect of the allocation of the aggregate funds available for investment under the Plan pursuant to Section 11 have an adverse effect on the participating Company so withdrawing from the Plan. Each Participant of such

Participating Company shall receive all the whole Shares in the Participant's account, including those purchased by contributions of the Participating Company, as of the effective date of withdrawal. Payment shall be made for any fraction of a Share to which a Participant of such Participating Company is entitled.

SECTION 24 - COMMUNICATIONS WITH PARTICIPANTS

BCE will ensure that the Administrator or any other delegated agent(s) will continuously provide an updated statement of account to each Participant electronically .

When appropriate, communications with Participants should provide that, when determining his/her Subscription, a Participant should consider the potential risks associated with the number of Shares held and should consider seeking advice from his /her financial advisors in relation thereto.

SECTION 25 -- ADMINISTRATION AND INTERPRETATION OF THE PLAN

BCE shall designate the Trustee and the Administrator of this Plan. Expenses of administering the Plan, including the fees and expenses of the Trustee and of the Administrator, and the aggregate of all claims, damages, liabilities, costs and expenses including, without limitation, all amounts paid to settle actions or satisfy judgments or awards and all reasonable legal expenses, shall be borne by the Participating Companies in proportion with the number of Participants of each such Participating Company or on such other reasonable basis as may be prescribed by the Committee from time to time.

Brokerage fees and other expenses, if any, incident to the purchase of Shares by the Trustee shall be deemed to be part of the cost of such Shares. Taxes, if any, applicable to the Trust Fund may be charged against the accounts of Participants as the Committee shall determine.

The general administration of the Plan and the responsibility for carrying out its provisions shall be vested in the Committee. Determinations of this Committee as to any questions which may arise with respect to the interpretation of the provisions of the Plan shall be final.

The Committee shall have the specific powers granted to it by the Directors and such other powers as may be necessary in order to enable it to administer the Plan, including the power to delegate all or a portion of its power to the Participating Companies.

Note: The common shares of BCE offered in the Plan have not been and will not be registered under the United States Securities Act of 1933 (the "1933 Act") and may not be offered or sold directly or indirectly in the United States unless an exemption from registration under 1933 Act is available.

                                   SCHEDULE A

Aliant ActiMedia
BCE Capital Inc.
BCE Inc.
BCE Corporate Services Inc.
BCE Nexxia Inc.
Bell Actimedia Inc.
Bell Canada
Bell Canada International Inc.
Bell Conferia Inc.
Bell Distribution Inc.
Bell Express Vu, Limited Partnership
Bell Mobility Inc.
Bell Mobility Pagelink
Bell Nordiq Group Inc.
Bell Zinc Corporation
Bimcor Inc.
Certen Inc.
Chantilly Corporate Services Inc.
Connexim, Limited Partnership
Expertech Network Installation Inc.
Infosat Communications Inc.
Nortel Mobility
Northern Telephone, Limited Partnership
Northwestel Inc.
Telebec, Limited Partnership
Teleglobe Inc.
Telesat Canada